SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2004
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724
(State of other jurisdiction of incorporation)	(Commission Identification Number)	(IRS Employer Identification Number)

1345 ENTERPRISE DRIVE
WEST CHESTER, PA 19380
(Address of principal executive offices and zip code)

(610) 431-9600
(Registrant’s telephone number, including area code)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 1, 2004, Amkor Technology, Inc. issued a press release announcing its revised earnings guidance for the second quarter of 2004 and certain other information. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. The information provided in this Form 8-K report is being filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
	By:	/s/ KENNETH T. JOYCE
Kenneth T. Joyce
Dated: July 1, 2004		Chief Financial Officer

Exhibit Index:

99.1 Text of Press Release dated July 1, 2004.